METROPOLITAN SERIES FUND, INC.

                       Supplement Dated November 14, 2008
                                       to
                         Prospectus Dated April 28, 2008

                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

         On November 7, 2008, the Board of Directors of the Metropolitan Series Fund, Inc. (the "Fund") approved a proposal to reorganize Capital Guardian U.S. Equity Portfolio ("Capital Guardian Portfolio"), a series of the Fund, into Pioneer Fund Portfolio ("Pioneer Portfolio"), a series of the Met Investors Series Trust. The reorganization is subject to, among other conditions, approval by shareholders of the Capital Guardian Portfolio. If the shareholders of the Capital Guardian Portfolio approve the proposal, the Capital Guardian Portfolio will transfer all of its assets and liabilities to the Pioneer Portfolio in exchange for shares of the Pioneer Portfolio and Capital Guardian Portfolio shareholders will receive shares of Pioneer Portfolio in exchange for their Capital Guardian Portfolio shares. If approved, the reorganization is proposed to take place on or about May 1, 2009.